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                                                                   EXHIBIT 10.38
                                   AGREEMENT


         THIS AGREEMENT (this "Agreement"), dated as of the 29th day of August, 1996, is by and between National Energy Group, Inc., a Delaware corporation (the "Company"), and Prudential Securities Incorporated ("Prudential").

         WHEREAS, on November 16, 1994, Alexander Energy Corporation and Prudential entered into agreements (the "Alexander Agreement") pursuant to which, among other matters, Alexander retained Prudential as financial adviser, and agreed to compensate Prudential and to reimburse Prudential in connection with its services as financial adviser to Alexander;

         WHEREAS, pursuant to the Merger Agreement Alexander will be merged with and into NEG-OK, Inc., a wholly-owned subsidiary of the Company and Prudential is entitled to compensation in connection with the Merger;

         WHEREAS, Prudential and the Company desire to terminate the Alexander Agreement in exchange for NEG agreeing to issue to Prudential shares of Common Stock of the Company, $1.00 par (the "Common Stock") and warrants to purchase Common Stock, and to pay certain out of pocket expenses of Prudential; and

         NOW, THEREFORE, in consideration of the mutual covenants, agreements, representations and warranties set forth in this Agreement, the parties to this Agreement hereby agree as follows:

                            ARTICLE 1 - DEFINITIONS

         1.1 Certain Defined Terms. The following terms, as used in this Agreement, shall have the following meanings:

                 "Alexander" shall mean Alexander Energy Corporation, an Oklahoma corporation.

                 "Closing" means the closing under the Merger Agreement.

                 "Merger" means the merger between Alexander and NEG-OK, Inc., a wholly-owned subsidiary of the Company, pursuant to the Merger Agreement.

                 "Merger Agreement" means that certain Agreement and Plan of Merger among the Company, Alexander, NEG- OK, Inc., dated June 6, 1996, as amended.

                 "Person" shall mean an individual, a partnership, a joint venture, a corporation, a trust, an unincorporated organization, a limited liability company, a government or any department or agency of a government.




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                 "Proxy Statement" shall mean the Joint Proxy and Prospectus of the Company filed with the SEC with respect to the Merger and other related transactions.

                 "Registrable Securities" means (i) any Common Stock issued pursuant to this Agreement, (ii) any Common Stock issued as, or issuable upon the conversion or exercise of any warrant, option, right or other security that is issued or issuable as, a dividend or other distribution with respect to, or in exchange for, or in replacement of, the Common Stock issued pursuant to this Agreement, and (iii) any Common Stock issued or issuable upon the exercise of the Warrants.

                 "SEC" shall mean the United States Securities and Exchange Commission or any successor agency.

                 "Securities Act" shall mean the Securities Act of 1933, or any successor statute, as at the time in effect. Reference to a particular section of such Act shall include a reference to the comparable section, if any, of such successor statute.

                             ARTICLE 2 - AGREEMENTS

         2.1 Alexander Agreement Terminated in Part. Effective as of the Closing, Prudential agrees to terminate the Alexander Agreement, except with respect to (i) the fairness opinion issued pursuant to the Alexander Agreement and (ii) paragraphs 7 and 8 of the Alexander Agreement (which paragraphs shall remain in full force and effect notwithstanding any contrary provision of this Agreement), and agrees to release and discharge Alexander, NEG-OK, Inc. and the Company, as well as their successors and assigns, and their directors, officers, employees, shareholders, agents or representatives, from any and all claims, causes of action, demands, damages, costs or expenses arising out of or in any way related to the Alexander Agreement. In exchange, the Company agrees at the Closing to:

                 (a) to pay or cause Alexander to pay to Prudential by wire transfer the amount of $500,000 to Morgan Guaranty Trust of New York for Prudential Securities Incorporated, Account Number 722-00-011, ABA 021- 000-238, Reference General Ledger Account #9NAAEOK0.

                 (b) to issue to Prudential the number of shares of Common Stock of the Company (the "Shares") equal to $500,000 divided by the NEG Average Price. The NEG Average Price shall be the average closing price of the NEG Common Stock for the ten trading days immediately prior to the date of the Closing of the Merger.

                 (c) to issue to Prudential 100,000 warrants to purchase shares of Common Stock at an exercise price equal to the NEG Average Price, which warrants shall be in the form attached hereto as Exhibit A.





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                 (d)      to reimburse Prudential for its out of pocket and
         incidental expenses, incurred in connection with its engagement under the Alexander Agreement, including the fees and expenses of its legal counsel and of those of any advisor retained by Prudential Securities not previously reimbursed by Alexander.

                 (e) to release and discharge Prudential, its successors and assigns, and its directors, officers, employees, shareholders, agents and representatives from any and all claims, causes of action, demands, damages, costs or expenses arising out of or in any way related to the Alexander Agreement.

           ARTICLE 3 - REPRESENTATIONS AND WARRANTIES OF THE COMPANY

         The Company represents and warrants to Prudential as of the date of Closing as follows:

         3.1 Organization. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware.

         3.2 Authority. The Company has all requisite corporate power and authority to carry on its business as presently conducted and to enter into this Agreement and to perform its obligations contemplated by this Agreement.

         3.3 Authorization. The execution, delivery and performance of this Agreement and the transactions contemplated by this Agreement have been duly and validly authorized by all requisite corporate action on the part of the Company.

         3.4 Valid Issuance. The issuance and delivery of the Shares and the Warrants in accordance with this Agreement have been duly authorized by all necessary corporate action on the part of the Company, and the Shares and the Warrants when so issued, sold and delivered against payment therefor in accordance with this Agreement will be duly and validly issued, fully paid and nonassessable. The issuance and delivery of the shares of Common Stock issuable upon exercise of the Warrants have been duly authorized by all necessary corporate action on the part of the Company, and such shares of Common Stock have been duly reserved for issuance and, when issued upon such conversion or exercise, will be duly and validly issued, fully paid and nonassessable.

                   ARTICLE 4 - REPRESENTATIONS AND WARRANTIES
                                 OF PRUDENTIAL

         Prudential represents and warrants to the Company as of the date of Closing as follows:

         4.1 Organization. Prudential is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of organization.





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         4.2     Authority.  Prudential has all requisite power and authority to enter this Agreement and the other documents and agreements contemplated hereby and to perform its obligations contemplated by this Agreement.

         4.3 Authorization. The execution, delivery and performance of this Agreement and the transactions contemplated hereunder have been duly and validly authorized by all requisite corporate action on the part of Prudential.

         4.4 Accredited Investor, Etc. Prudential is an "accredited investor" within the meaning of Rule 501 under the Securities Act. Prudential is acquiring the Shares and the Warrants for its own account and not for distribution or resale, with no present intention of distributing or reselling the Shares or Warrants or any part thereof. Prudential agrees: (a) that Prudential will not sell, assign, pledge, give, transfer or otherwise dispose of the Shares or the Warrants or any interest therein, or make any offer or attempt to do any of the foregoing, except pursuant to a registration of the Shares under the Securities Act and all applicable state securities laws or in a transaction which, in the written opinion of counsel for Prudential satisfactory to the Company (which requirement may be waived by the Company upon advice of counsel), is exempt from the registration provisions of the Securities Act and all applicable state securities laws; (b) that the certificate(s) for the Shares and the Warrants will bear a legend making reference to the foregoing restrictions for so long as such legend may be required pursuant to applicable federal securities laws; and (c) that the Company and any transfer agent for the Shares and Warrants shall not be required to give effect to any purported transfer of any of the Shares or the Warrants except upon compliance with the foregoing restrictions.

                        ARTICLE 5 - REGISTRATION RIGHTS

         5.1     Registration Rights.

                 (a) Immediately after the Closing the Company shall prepare and file with the SEC a shelf registration statement (the "Shelf Registration Statement") on an appropriate form pursuant to Rule 415 (or any similar provision that may be adopted by the SEC) under the Securities Act with respect to the Registrable Securities.

                 (b) The Company agrees to use its best efforts to have the Shelf Registration Statement declared effective, and to keep the Shelf Registration Statement continuously effective, at the option of Prudential, until all of the Shares covered thereby have been sold or such time as all of the Registrable Securities can be resold pursuant to Rule 144(k) under the Securities Act (or any successor provision). Further, the Company shall use its best efforts to maintain the quotation of the Common Stock on the Nasdaq National Market or a listing with a national securities exchange.

                 (c) Notwithstanding any other provisions of this Agreement to the contrary, the Company shall cause the Shelf Registration Statement and the related prospectus and any amendment or supplement thereto, as of the effective date of the Shelf Registration Statement, amendment or supplement, as the case may be (i) to comply in all material





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         respects with the applicable requirements of the Securities Act and the rules and regulations of the SEC and (ii) not to contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading other than statements or omissions made in reliance upon and in conformity with information furnished to the Company in writing by the holders of Registrable Securities expressly for use in such Shelf Registration Statement and the related prospectus or any amendment or supplement thereto.

         5.2 Registration Procedures. In connection with any registration pursuant to Section 5.1 the following provisions shall apply:

                 (a) The Company shall (i) prior to filing the Shelf Registration Statement or any other registration statement registering Registrable Securities (a "Registration Statement") or prospectus or any amendments or supplements thereto, furnish to counsel selected by Prudential copies of all such documents proposed to be filed, which documents will be subject to the reasonable review of such counsel and
         (ii) as soon as reasonably possible, furnish to Prudential, prior to filing a Registration Statement, copies of such Registration Statement as proposed to be filed, and thereafter furnish to Prudential such number of copies of such Registration Statement, each amendment and supplement thereto (in each case including all exhibits thereto), the prospectus included in such Registration Statement (including each preliminary prospectus) and such other documents as Prudential may reasonably request in order to facilitate the disposition of the Registrable Securities owned by Prudential;

                 (b)      The Company shall notify Prudential in writing:

                          (i) when the Registration Statement and any amendment thereto has been filed with the SEC and when the Registration Statement or any post-effective amendment thereto has become effective;

                          (ii) of any request by the SEC for amendments or supplements to the Registration Statement or the prospectus included therein or for additional information relating to such registration;

                          (iii) of the issuance by the SEC of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose; and

                          (iv)    of the receipt by the Company of any
                                  notification with respect to the suspension of the qualification of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose.





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                 (c)      The Company shall use its best efforts to register or
         qualify such Registrable Securities under such other securities or blue sky laws of such jurisdictions as Prudential reasonably requests and do any and all other acts and things which may be reasonably necessary or advisable to enable Prudential to consummate the disposition in such jurisdictions of the Registrable Securities owned by Prudential; provided that the Company will not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this paragraph (c), (ii) subject itself to taxation in any such jurisdiction or (iii) consent to general service of process in any such jurisdiction.

                 (d) The Company shall use reasonable efforts to prevent the issuance or obtain the withdrawal of any order suspending the effectiveness of the Registration Statement at the earliest possible time.

                 (e) The Company shall notify Prudential, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the occurrence of an event requiring the preparation of a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of the Registrable Securities, such prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading and promptly file with the SEC and make available to Prudential any such supplement or amendment.

                 (f) The Company shall make available for inspection by Prudential and any attorney, accountant or other professional retained by Prudential (collectively, the "Inspectors"), all financial and other records, pertinent corporate documents and properties of the Company (collectively, the "Records") as shall be reasonably necessary to enable them to exercise their due diligence responsibility, and cause the Company's officers, directors and employees to supply all information reasonably requested by any such Inspectors in connection with such Registration Statement. Prudential agrees that information obtained by it as a result of such inspections which is deemed confidential shall not be used by it as the basis for any market transactions in securities of the Company unless and until such is made generally available to the public. Prudential further agrees that it will, upon learning that disclosure of such Records is sought in a court of competent jurisdiction, give notice to the Company and allow the Company, at the Company's expense, to undertake appropriate action to prevent disclosure of the Records deemed confidential.

                 (g) The Company will use its best efforts to comply with all the rules and regulations of the SEC to the extent and so long as they are applicable to the Registration Statement and will make generally available to its security holders after the effective date of the applicable Registration Statement an annual earnings statement satisfying the provisions of Section 11(a) of the Securities Act.





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                 The Company may require Prudential to furnish to the Company such information regarding the distribution of such Registrable Securities as the Company may from time to time reasonably request in writing and such other information as may be legally required in connection with such registration.

                 Prudential agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 5.2(e) hereof, Prudential will forthwith discontinue disposition of Registrable Securities pursuant to the registration statement covering such Registrable Securities until Prudential's receipt of the copies of the supplemented or amended prospectus contemplated by Section 5.2(e) hereof, and, if so directed by the Company, Prudential will deliver to the Company (at the Company's expense) all copies, other than permanent file copies then in Prudential's possession, of the prospectus covering such Registrable Securities current at the time of receipt of such notice.

         5.3 Registration Expenses. All expenses incident to the Company's performance of or compliance with this Article 5, including, without limitation, all registration and filing fees, fees and expenses of compliance with securities or blue sky laws (including reasonable fees and disbursements of counsel in connection with blue sky qualifications of the Registrable Securities), printing expenses, messenger and delivery expenses, internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the fees and expenses incurred in connection with the listing of the securities to be registered on each securities exchange on which similar securities issued by the Company are then listed, and fees and disbursements of counsel for the Company and its independent certified public accountants, the reasonable fees and expenses of any special experts retained by the Company in connection with such registration and fees and expenses of other persons retained by the Company will be borne by the Company (all such expenses being herein called "Registration Expenses").

         5.4     Indemnification; Contribution.

                 (a) Indemnification by the Company. The Company agrees to indemnify and hold harmless Prudential, its officers, directors, partners and agents and each person, if any, who controls Prudential within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages (whether in contract, tort or otherwise), liabilities and expenses (including reasonable costs of investigation) whatsoever (as incurred or suffered) arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in any registration statement or prospectus relating to the Registrable Securities or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages, liabilities or expenses arise out of, or are based upon, any such untrue statement or omission or allegation thereof based upon information furnished in writing to the Company by Prudential or on the Prudential's behalf expressly for use therein.





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                 (b)      Conduct of Indemnification Proceedings.  If any
         action or proceeding (including any governmental investigation) shall be brought or asserted against Prudential (or its officers, directors, partners or agents) or any person controlling Prudential in respect of which indemnity may be sought from the Company relating to the Registrable Securities, the Company shall assume the defense thereof, including the employment of counsel reasonably satisfactory to Prudential, and shall assume the payment of all expenses. Prudential or any controlling person of Prudential shall have the right to employ separate counsel in any such action and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of Prudential or such controlling person unless (i) the Company has agreed to pay such fees and expenses or (ii) the named parties to any such action or proceeding (including any impleaded parties) include both Prudential or such controlling person and the Company, and Prudential or such controlling person shall have been advised by counsel that there may be one or more legal defenses available to Prudential or such controlling person which differ from those available to the Company (in which case, if Prudential or such controlling person notifies the Company in writing that it elects to employ separate counsel at the expense of the Company, the Company shall not have the right to assume the defense of such action or proceeding on behalf of Prudential or such controlling person; it being understood, however, that the Company shall not, in connection with any one such action or proceeding or separate but substantially similar or related actions or proceedings in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one separate firm of attorneys (together with appropriate local counsel) at any time for Prudential and such controlling persons, which firm shall be designated in writing by Prudential). The Company shall not be liable for any settlement of any such action or proceeding effected without the Company's written consent, but if settled with its written consent, or if there be a final judgment for the plaintiff in any such action or proceeding, the Company agrees to indemnify and hold harmless Prudential and such controlling person from and against any loss or liability (to the extent stated above) by reason of such settlement or judgment.

                 (c) Indemnification by Prudential. Prudential agrees to indemnify and hold harmless the Company, its directors, officers and agents and each person, if any, who controls the Company within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, as amended, to the same extent as the indemnity contained in Section 5.4(a) from the Company to Prudential, but only with respect to information furnished in writing by Prudential or on Prudential's behalf expressly for use in any registration statement or prospectus relating to the Registrable Securities, or any amendment or supplement thereto, or any preliminary prospectus. In case any action or proceeding shall be brought against the Company or its directors, officers or agents, or any such controlling person, in respect of which indemnity may be sought against Prudential, Prudential shall have the rights and duties given to the Company, and the Company or its directors, officers or agents or such controlling person shall have the rights and duties given to Prudential by the preceding
         Section 5.4(b).





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                 (d)      Contribution.  If the indemnification provided for in
         this Section 5.4 is unavailable to the Company or Prudential in respect of any losses, claims, damages, liabilities or judgments referred to herein, then each such indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities and judgments as between the Company, on the one hand, and Prudential on the other, in such proportion as is appropriate to reflect the relative fault of the Company and of Prudential in connection with such statements or omissions, as well as any other relevant equitable considerations. The relative fault of the Company on the one hand and of Prudential on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by such party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

                 The Company and Prudential agree that it would not be just and equitable if contribution pursuant to this Section 5.4 were determined by pro rata allocation (even if the underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities or judgments referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 5.4(d), Prudential shall not be required to contribute any amount in excess of the amount by which the total price at which the Registrable Securities of Prudential were offered to the public exceeds the amount of any damages which Prudential has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

         5.5 Rule 144. The Company covenants that it will file any reports required to be filed by it under the Securities Act and the Exchange Act, and that it will take such further action as Prudential may reasonably request, all to the extent required from time to time to enable Prudential to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by (a) Rule 144 under the Securities Act, as such Rule may be amended from time to time, or (b) any similar rule or regulation hereafter adopted by the SEC. Upon the request of Prudential, the Company will deliver to such holder a written statement as to whether it has complied with such requirements.

                           ARTICLE 6 - MISCELLANEOUS

         6.1 Notices. Except as otherwise expressly provided in this Agreement, all communications required or permitted under this Agreement shall be in writing and any such communication or delivery shall be deemed to have been duly given and received when actually





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delivered to the address set forth below of the party to be notified personally
(by a recognized commercial courier or delivery service that provides a receipt) or by telecopier (confirmed in writing by a personal delivery as set forth above), addressed as follows:

                 If to the Company:
                                           National Energy Group, Inc.
                                           4925 Greenville Ave., Suite 1400
                                           Dallas, Texas 75206
                                           Attention:  Mr. Miles Bender
                                           Telecopy No.: (214) 692-9310

                 If to Prudential:
                                           Prudential Securities Incorporated
                                           One New York Plaza, 17th Floor
                                           New York, New York  10292
                                           Attention: Mr. John McKenna
                                           Telecopy No.: (212) 778-4196

Any party may, by written notice so delivered to the other, change the address to which delivery shall thereafter be made.

         6.2 Entire Agreement. This Agreement embodies the entire agreement between the parties with respect to the subject matter of this Agreement (superseding all prior agreements, arrangements, understandings and solicitations of interest or offers related to the subject matter of this Agreement including the Alexander Agreement) and this Agreement may be supplemented, altered, amended, modified or revoked by writing only, signed by all of the parties to this Agreement. The headings in this Agreement are for convenience only and shall have no significance in the interpretation of any term or provision of this Agreement.

         6.3 Governing Law. THIS AGREEMENT SHALL BE GOVERNED AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS, WITHOUT REGARD TO RULES CONCERNING CONFLICTS OF LAWS.

         6.4 Counterparts. This Agreement may be executed in any number of counterparts, and each and every counterpart shall be deemed for all purposes one agreement.

         6.5 Binding Effect; Assignment. All the terms, provisions, covenants, representations, warranties and conditions of this Agreement shall be binding upon and inure to the benefit of





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and be enforceable by the parties to this Agreement and their respective successors and assigns; but this Agreement and the rights and obligations hereunder shall not be assignable or delegable by any party without the express written consent of the non assigning or non delegating parties.

         IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized officers as of the date first above written.

                                        NATIONAL ENERGY GROUP, INC.



                                        By:  /s/ Miles D. Bender
                                           -------------------------------------
                                        Name:   MILES D. BENDER
                                        Title:  PRESIDENT & CEO


                                        By:     PRUDENTIAL SECURITIES
                                                INCORPORATED



                                        By:  /s/ R. F. Vaughn
                                           -------------------------------------
                                        Name:R. F. Vaughn
                                             -----------------------------------
                                        Title:Managing Director
                                              ----------------------------------




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